UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland	0-21886	52-0812977
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200 Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	BBSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on June 4, 2019 (the "Original 8-K") by Barrett Business Services, Inc. (the "Company"). The Original 8-K reported the results of the matters submitted to a vote by the Company's stockholders at the Company's 2019 Annual Meeting of Stockholders held on May 29, 2019. The purpose of this Amendment is to correct errors in the reported voting results. All other disclosures in the Original 8-K are unchanged.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Barrett Business Services, Inc. (the "Company"), held its annual meeting of stockholders on May 29, 2019 (the "Annual Meeting").

(b) The matters considered and voted on by the Company's stockholders at the Annual Meeting and the voting results were as follows:

Proposal 1. Seven directors were elected, each for a one-year term, by the votes indicated.

Nominee	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Thomas J. Carley	5,116,055	683,205	291,573	669,538
Thomas B. Cusick	5,767,075	32,025	291,733	669,538
Michael L. Elich	5,718,396	80,690	291,747	669,538
James B. Hicks, Ph.D.	5,692,186	107,074	291,573	669,538
Jon L. Justesen	4,360,411	1,425,422	305,000	669,538
Anthony Meeker	5,195,623	603,130	292,080	669,538
Vincent P. Price	5,181,238	617,955	291,640	669,538

Proposal 2. Approval of 2019 Employee Stock Purchase Plan.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
6,082,528	6,426	1,879	669,538

Proposal 3. Approval, by non-binding vote, of the compensation paid to the Company's named executive officers.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
5,809,936	164,581	116,316	669,538

Proposal 4. Ratification of the selection of Deloitte and Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019.

Shares Voted For	Shares Voted Against	Abstentions
6,751,452	5,372	3,547

Proposal 5. Stockholder Proposal in Support of Proxy Access Bylaw.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
3,822,485	2,252,815	15,533	669,538

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.

Dated: June 14, 2019	By:	/s/ Gary E. Kramer
Gary E. Kramer Vice President-Finance, Treasurer and Secretary

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